                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48189


STATEMENT OF ADDITIONAL INFORMATION
                                                      MORGAN STANLEY DEAN WITTER
                                                      HEALTH SCIENCES TRUST
SEPTEMBER 27, 1999
REVISED OCTOBER 14, 1999
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     This Statement of Additional Information is not a Prospectus. The Prospectus (dated September 27, 1999) for the Morgan Stanley Dean Witter Health Sciences Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.




Morgan Stanley Dean Witter Health Sciences Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
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I.    Fund History ............................................................4
II.   Description of the Fund and Its Investments and Risks ...................4
           A.  Classification .................................................4
           B.  Investment Strategies and Risks ................................4
           C.  Fund Policies/Investment Restrictions .........................14
III.  Management of the Fund .................................................15
           A.  Board of Trustees .............................................15
           B.  Management Information ........................................16
           C.  Compensation ..................................................20
IV.   Control Persons and Principal Holders of Securities ....................22
V.    Investment Management and Other Services ...............................22
           A.  Investment Manager ............................................22
           B.  Principal Underwriter .........................................23
           C.  Services Provided by the Investment Manager and Fund
               Expenses Paid by Third Parties ................................23
           D.  Dealer Reallowances ...........................................24
           E.  Rule 12b-1 Plan ...............................................24
           F.  Other Service Providers .......................................28
VI.   Brokerage Allocation and Other Practices ...............................29
           A.  Brokerage Transactions ........................................29
           B.  Commissions ...................................................29
           C.  Brokerage Selection ...........................................30
           D.  Directed Brokerage ............................................31
           E.  Regular Broker-Dealers ........................................31
VII.  Capital Stock and Other Securities .....................................31
VIII. Purchase, Redemption and Pricing of Shares .............................32
           A.  Purchase/Redemption of Shares .................................32
           B.  Offering Price ................................................32
IX.   Taxation of the Fund and Shareholders ..................................33
X.    Underwriters ...........................................................35
XI.   Calculation of Performance Data ........................................35
XII.  Financial Statements ...................................................36

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" -- The Bank of New York.

     "Dean Witter Reynolds" -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" -- Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" -- Morgan Stanley Dean Witter Health Sciences Trust, a registered open-end investment company.

     "Investment Manager" -- Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" -- Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
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     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on May 26, 1992, with the name Dean Witter Health Sciences Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Health Sciences Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

     The Fund is an open-end management investment company whose investment objective is to seek capital appreciation.

     The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedges its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open postions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     ZERO COUPON SECURITIES. A portion of the U.S. government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. Subject to the Fund's investment restrictions, the Fund may acquire warrants. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

     In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors also may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek capital appreciation.

     The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except the Fund will invest at least 25% of the value of its total assets in the health sciences industry.

     2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     3. Purchase or sell commodities or commodities contracts, except the Fund may purchase or write (sell) interest rate, currency and stock and bond index futures contracts and related options thereon.

     4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

     5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of a closed-end company, in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

     9. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
         (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     11. Make loans of money or securities, except by: (a) the purchase of publicly distributed debt obligations; (b) investment in repurchase or reverse repurchase agreements; or (c) lending its portfolio securities.

     12. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Invest more than 5% of its net assets in warrants, including not more than 2% of such net assets in warrants not listed on either a recognized domestic or foreign exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Trustees also serve as Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 91 Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series, are shown below.


 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (58) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December, 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds and Discover Brokerage
3100 West Big Beaver Road                     Index Series; formerly Chairman and Chief
Troy, Michigan                                Executive Officer of Levitz Furniture Corporation
                                              (November, 1995-November, 1998) and President
                                              and Chief Executive Officer of Hills Department
                                              Stores (May, 1991-July, 1995); formerly variously
                                              Chairman, Chief Executive Officer, President and
                                              Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Eaglemark Financial Services, Inc. and
                                              Weirton Steel Corporation.
Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds
Chief Executive Officer and Trustee           and Discover Brokerage Index Series; formerly
Two World Trade Center                        Chairman, Chief Executive Officer and Director of
New York, New York                            the Investment Manager, the Distributor and MSDW
                                              Services Company; Executive Vice President and
                                              Director of Dean Witter Reynolds; Chairman and
                                              Director of the Transfer Agent; formerly Director
                                              and/or officer of various MSDW subsidiaries (until
                                              June 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   --------------------------------------------------------
Edwin J. Garn (66) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds and Discover Brokerage Index Series;
c/o Huntsman Corporation                      formerly United States Senator (R-Utah)
500 Huntsman Way                              (1974-1992) and Chairman, Senate Banking
Salt Lake City, Utah                          Committee (1980-1986); formerly Mayor of Salt
                                              Lake City, Utah (1971-1974); formerly Astronaut,
                                              Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the board
                                              of various civic and charitable organizations.
Wayne E. Hedien (65) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds and Discover Brokerage Index
c/o Mayer, Brown & Platt                      Series; Director of The PMI Group, Inc. (private
Counsel to the Independent Trustees           mortgage insurance); Trustee and Vice Chairman of
1675 Broadway                                 The Field Museum of Natural History; formerly
New York, New York                            associated with the Allstate Companies (1966-1994),
                                              most recently as Chairman of The Allstate Corporation
                                              (March, 1993-December, 1994) and Chairman and
                                              Chief Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July, 1989-December,
                                              1994); director of various other business and
                                              charitable organizations.
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series; Director of Greenwich Capital
                                              Markets, Inc. (broker-dealer) and NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.
Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds and Discover Brokerage
New York, New York                            Index Series; formerly Vice President, Bankers Trust
                                              Company and BT Capital Corporation (1984-1988);
                                              director of various business organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Philip J. Purcell* (56) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series; Director and/or officer of various
                                              MSDW subsidiaries.
John L. Schroeder (69) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds and Discover Brokerage Index
Counsel to the Independent Trustees           Series; Director of Citizens Utilities Company
1675 Broadway                                 (telecommunications, gas, electric and water
New York, New York                            utilities company); formerly Executive Vice
                                              President and Chief Investment Officer of the
                                              Home Insurance Company (August, 1991-
                                              September, 1995).
Mitchell M. Merin (46) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December, 1998);
Two World Trade Center                        President and Director (since April, 1997) and
New York, New York                            Chief Executive Officer (since June, 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June, 1998);
                                              Chairman and Chief Executive Officer (since June,
                                              1998) and Director (since January, 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds and Discover Brokerage Index Series
                                              (since May, 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April, 1997-June, 1998), Vice President
                                              of the Morgan Stanely Dean Witter Funds and
                                              Discover Brokerage Index Series (May, 1997-April,
                                              1999), and Executive Vice President of Dean
                                              Witter, Discover & Co.
Barry Fink (44) ...........................   Senior Vice President (since March, 1997) and
Vice President, Secretary                     Secretary and General Counsel (since February,
and General Counsel                           1997) and Director (since July, 1998) of the
Two World Trade Center                        Investment Manager and MSDW Services
New York, New York                            Company; Senior Vice President (since March,
                                              1997) and Assistant Secretary and Assistant
                                              General Counsel (since February, 1997) of the
                                              Distributor; Assistant Secretary of Dean Witter
                                              Reynolds (since August, 1996); Vice President,
                                              Secretary and General Counsel of the Morgan
                                              Stanley Dean Witter Funds (since February, 1997);
                                              Vice President, Secretary and General Counsel of
                                              Discover Brokerage Index Series; previously First
                                              Vice President (June, 1993-February, 1997), Vice
                                              President and Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              MSDW Services Company and Assistant Secretary
                                              of the Morgan Stanley Dean Witter Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Teresa McRoberts (41) .....................   Vice President of the Investment Manager (since
Vice President                                June, 1998); formerly Senior Analyst at Fred Alger
Two World Trade Center                        Management (July, 1994-May, 1998).
New York, New York
Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series.

----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Todd Lebo, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company and Natasha Kassian, a Staff Attorney with the Investment Manager, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended July 31, 1999.


                               FUND COMPENSATION

                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,450
Edwin J. Garn .................        1,600
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        1,913
Michael E. Nugent .............        1,808
John L. Schroeder .............        1,808

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                     TOTAL CASH
                                    COMPENSATION
                                 FOR SERVICES TO 90
                                   MORGAN STANLEY
                                    DEAN WITTER
NAME OF INDEPENDENT TRUSTEE            FUNDS
------------------------------- -------------------
Michael Bozic .................       $120,150
Edwin J. Garn .................        132,450
Wayne E. Hedien ...............        132,350
Dr. Manuel H. Johnson .........        155,681
Michael E. Nugent .............        159,731
John L. Schroeder .............        160,731


     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/ trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the end for the fiscal year ended July 31, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

          RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                       FOR ALL ADOPTING FUNDS
                                  --------------------------------
                                                                                              ESTIMATED ANNUAL
                                     ESTIMATED                        RETIREMENT BENEFITS         BENEFITS
                                      CREDITED                        ACCRUED AS EXPENSES     UPON RETIREMENT
                                       YEARS           ESTIMATED     ---------------------   ------------------
                                   OF SERVICE AT     PERCENTAGE OF                BY ALL      FROM     FROM ALL
                                     RETIREMENT        ELIGIBLE       BY THE     ADOPTING      THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)     COMPENSATION      FUND        FUNDS      FUND     FUNDS(2)
-------------------------------   ---------------   --------------   --------   ----------   ------   ---------
Michael Bozic .................          10              60.44%        $411      $22,377      $997    $52,250
Edwin J. Garn .................          10              60.44          704       35,225       997     52,250
Wayne E. Hedien ...............           9              51.37          769       41,979       848     44,413
Dr. Manuel H. Johnson .........          10              60.44          275       14,047       997     52,250
Michael E. Nugent .............          10              60.44          524       25,336       997     52,250
John L. Schroeder .............           8              50.37          824       45,117       838     44,343


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 21.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding Class A shares of the Fund as of September 8, 1999: Morgan Stanley Dean Witter Trust FSB, Trustee, Healthview Euro RSCG 401(k) Plan, P.O. box 957, Jersey City, NJ 07303-0957 -- 13.11%; RPM 010 TRS of R.T. Nelson & Associates, Profit Sharing Plan DTD 03/01/88, FBO Ronald T. Nelson, 550 Keystone, River Forest, IL 60305-1612 -- 6.69% and Jeffrey W. Andrews, 2025 Wimbeldon Lane, Union, KY 41091-9542 -- 5.45%. The following owned 5% or more of the outstanding Class C shares of the Fund as of September 8, 1999: John Stagliano, 626 Santa Monica Boulevard, Santa Monica, CA 90401-2538 -- 11.16%. The following owned 5% or more of the outstanding Class D shares of the Fund as of September 8, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, 70th Floor, New York, NY 10048-0203 -- 34.19%; Dean Witter Reynolds Inc. ("DWR") Custodian for George David Hanna Jr., IRA Rollover dated 08/09/91, 1400 Maple, Newton, KS 67114-6309 -- 27.56%; DWR Custodian for Dr. Lawrence Tose, IRA STD DTD 02/09/82, 39 High Street, Hingham, MA 02043-3191 -- 17.24%; MSDW Trust
Custodian IRA Rollover, Camilla M. Kim, 309 Ridgemoor Drive, Willowbrook, IL 60521-5416 -- 11.26% and DWR Custodian for Catherine C. Fawcett, IRA STD DTD 03/20/86, 606 Aredo de Carlos, Farmington, NM 87401-4063 -- 5.01%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.00% to the portion of daily net assets not exceeding $500 million; and 0.95% to the portion of the daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended July 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,491,688, $4,024,502 and $3,320,393, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended July 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                               1999                      1998                       1997
                     ------------------------   ----------------------   ---------------------------
Class A ..........   FSCs:(1)     $  9,271      FSCs:      $  4,691      FSCs:         $       0(2)
                     CDSCs:       $    262      CDSCs:     $      0      CDSCs:                0(2)
Class B ..........   CDSCs:       $510,447      CDSCs:     $944,044      CDSCs:        $1,142,039
Class C ..........   CDSCs:       $  2,103      CDSCs:     $    249      CDSCs:                0(2)

----------
(1)   FSCs apply to Class A only.

(2)   This Class commenced operations on July 28, 1997.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended July 31, 1999, Class B shares of the Fund accrued amounts payable to the Distributor under the Plan of $3,292,077. This amount is equal to 1.00% of the average daily net assets of Class B and was calculated pursuant to Clause (b) of the compensation formula under the Plan. For the fiscal year ended July 31, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,354 and $10,873, respectively, which amounts are equal to 0.20% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $40,272,783 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 11.13% ($4,482,392) -- advertising and promotional expenses; (ii) 0.70% ($281,222) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 88.17% ($35,509,169) -- other expenses, including the gross sales credit and the carrying charge, of which 9.50% ($3,374,570) represents carrying charges, 37.47% ($13,303,724) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.03% ($18,830,875) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 1999 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $12,500,579 as of July 31, 1999 (the end of the Fund's fiscal year), which was equal to 4.23% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $3,945 in the case of Class C at December 31, 1998 (end of the calendar year), which amount was equal to 0.37% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter

Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.  OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 90 Washington Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended July 31, 1997, 1998 and 1999, the Fund paid a total of $503,093, $782,678 and $880,347, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the fiscal years ended July 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended July 31, 1997, 1998 and 1999, the Fund paid a total of $10,330, $38,725 and $213,176, respectively, in brokerage commissions to Dean Witter Reynolds. During the fiscal year ended July 31, 1999, the brokerage commissions paid to Dean Witter Reynolds represented approximately 24.21% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 30.83% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the period June 1, 1997 through July 31, 1997 and during the fiscal years ended July 31, 1998 and 1999, the Fund paid a total of $0, $33,730 and $37,760, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended July 31, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 4.29% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 4.59% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

     During the fiscal year ended July 31, 1999, the Fund paid $620,511 in brokerage commissions in connection with transactions in the aggregate amount of $441,134,326 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended July 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At July 31, 1999, the Fund did not own any securities issued by any such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one year and five year periods ended July 31, 1999 and for the period October 30, 1992 (commencement of operations) through July 31, 1999 were 4.79%, 17.01% and 11.33%, respectively. The average annual total returns of Class A for the fiscal year ended July 31, 1999 and for the period July 28, 1997 (inception of the Class) through July 31, 1999 were 4.25% and 7.28%, respectively. The average annual total returns of Class C for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 8.27% and 9.49%, respectively. The average annual total returns of Class D for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 10.22% and 10.44%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year and five year periods ended July 31, 1999 and for the period October 30, 1992 (commencement of operations) through July 31, 1999 were 9.12%, 17.22% and 11.33%, respectively. The average annual total returns of Class A for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 10.03% and 10.21%, respectively. The average annual total returns of Class C for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 9.13% and 9.49%, respectively. The average annual total returns of Class D for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 10.22% and 10.44%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns of Class B for the one year and five year periods ended July 31, 1999 and for the period October 30, 1992 (commencement of operations) through July 31, 1999 were 9.12%, 119.36% and 106.30%, respectively. The total returns of Class A for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 10.03% and 21.53%, respectively. The total returns of Class C for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 9.13% and 19.94%, respectively. The total returns of Class D for the fiscal year ended July 31, 1999 and for the period July 28, 1997 through July 31, 1999 were 10.22% and 22.05%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at July 31, 1999:


                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   ------------------------------------
CLASS                  DATE:      $10,000      $50,000      $100,000
-----------------   ----------   ---------   ----------   -----------
Class A .........   07/28/97     $11,515     $58,334      $117,884
Class B .........   10/30/92      20,630     103,150       206,300
Class C .........   07/28/97      11,994      59,970       119,940
Class D .........   07/28/97      12,205      61,025       122,050

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1999

 NUMBER OF
  SHARES                                                          VALUE
--------------------------------------------------------------------------------
                    COMMON STOCKS (98.1%)
                    Biotechnology (19.9%)
180,000             Amgen Inc.* ...........................   $13,837,500
 35,000             Axogen Ltd.* ..........................     1,111,250
150,000             Biogen, Inc.* .........................    10,312,500
 95,000             Enzon, Inc.* ..........................     2,285,937
 41,300             Genentech, Inc.* ......................     5,864,600
 85,000             Guilford Pharmaceuticals Inc.* ........     1,391,875
 20,000             IDEC Pharmaceuticals Corp.* ...........     1,981,250
 35,000             Immunex Corp.* ........................     3,933,125
175,000             MedImmune, Inc.* ......................    13,945,312
 75,000             QLT Phototherapeutics, Inc.* ..........     4,767,187
                                                              -----------
                                                               59,430,536
                                                              -----------
                    Diversified Commercial Services (2.5%)
200,000             Dendrite International, Inc.* .........     7,587,500
                                                              -----------
                    Drugstore Chains (1.0%)
 60,736             CVS Corp. .............................     3,021,616
                                                              -----------
                    E.D.P. Services (1.0%)
 75,000             National Data Corp. ...................     3,131,250
                                                              -----------
                    Hospital/Nursing Management (0.4%)
 50,000             Columbia/HCA Healthcare Corp. .........     1,112,500
                                                              -----------
                    Major Chemicals (2.0%)
150,000             Monsanto Co. ..........................     5,868,750
                                                              -----------
                    Major Pharmaceuticals (34.6%)
150,000             American Home Products Corp. ..........     7,650,000
195,000             Bristol-Myers Squibb Co. ..............    12,967,500
 75,000             Glaxo Wellcome PLC (ADR)
                    (United Kingdom) ......................     3,914,062
 75,000             Johnson & Johnson .....................     6,909,375
135,000             Lilly (Eli) & Co. .....................     8,859,375
150,000             Merck & Co., Inc. .....................    10,153,125
115,000             Pfizer, Inc. ..........................     3,902,812
175,000             Pharmacia & Upjohn, Inc. ..............     9,417,187
    850             Roche Holding AG (Switzerland) ........     9,400,738
180,000             Schering-Plough Corp. .................     8,820,000
160,000             Smithkline Beecham PLC (ADR)
                    (United Kingdom) ......................     9,610,000
180,203             Warner-Lambert Co. ....................    11,893,398
                                                              -----------
                                                              103,497,572
                                                              -----------
                    Managed Health Care (0.2%)
 45,000             Foundation Health Systems Inc.
                    (Class A) .............................       683,438
                                                              -----------


 NUMBER OF
  SHARES                                                          VALUE
--------------------------------------------------------------------------------
                    Medical Equipment & Supplies (3.2%)
132,917             Medtronic, Inc. .......................   $ 9,578,331
                                                              -----------
                    Medical Specialties (6.0%)
 40,000             Bard (C.R.), Inc. .....................     1,945,000
191,400             Boston Scientific Corp.* ..............     7,763,663
 65,000             Invitrogen Corp.* .....................     1,880,938
 30,000             Perclose, Inc.* .......................     1,522,500
 80,000             Stryker Corp. .........................     4,880,000
                                                              -----------
                                                               17,992,101
                                                              -----------
                    Medical/Dental Distributors (6.3%)
257,875             Cardinal Health, Inc. .................    17,599,969
100,000             Women First HealthCare, Inc.* .........     1,125,000
                                                              -----------
                                                               18,724,969
                                                              -----------
                    Medical/Nursing Services (0.1%)
 40,000             Sight Resource Corp. (Units)++* .......       162,500
                                                              -----------
                    Multi-Line Insurance (2.2%)
 75,000             CIGNA Corp. ...........................     6,614,063
                                                              -----------
                    Other Consumer Services (0.3%)
 45,000             drkoop.com, Inc.* .....................       990,000
                                                              -----------
                    Other Pharmaceuticals (10.7%)
 70,000             Aviron* ...............................     1,977,500
290,000             Elan Corp. PLC (ADR) (Ireland)*........     8,428,125
185,000             Forest Laboratories, Inc.* ............     9,481,250
 50,000             Roberts Pharmaceutical Corp.* .........     1,371,875
180,000             Sanofi-Synthelabo S.A. (France)* ......     7,486,007
125,000             Shire Pharmaceuticals Group PLC
                    (ADR) (United Kingdom)* ...............     3,171,875
                                                              -----------
                                                               31,916,632
                                                              -----------
                    Services to the Health Industry (7.7%)
 50,000             CareInsite, Inc.* .....................     2,150,000
260,000             IMS Health Inc. .......................     7,247,500
 50,800             Mede America Corp.* ...................     1,422,400
 21,875             Medical Manager Corp.* ................     1,387,695
165,000             MedQuist Inc.* ........................     7,105,313
 46,700             ProVantage Health Services, Inc. ......       863,950
 50,000             Shared Medical Systems Corp. ..........     2,993,750
                                                              -----------
                                                               23,170,608
                                                              -----------
                    TOTAL COMMON STOCKS
                    (Identified Cost $236,415,810).........   293,482,366
                                                              -----------


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1999, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                  VALUE
--------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.4%)
              REPURCHASE AGREEMENT
$  1,282      The Bank of New York 5.00%
              due 08/02/99 (dated 07/30/99;
              proceeds $1,282,464) (a)
              (Identified Cost $1,281,930)..........        $  1,281,930
                                                            ------------
TOTAL INVESTMENTS
(Identified Cost $237,697,740) (b).........    98.5%         294,764,296
   CASH AND OTHER ASSETS IN
   EXCESS OF LIABILITIES ..................     1.5            4,436,367
                                              -----         ------------
   NET ASSETS .............................   100.0%        $299,200,663
                                              =====         ============


--------------------------------

ADR      American Depository Receipt.
*        Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; common stocks with attached warrants.
(a) Collateralized by $1,109,968 U.S. Treasury Bond 10.75% due 05/15/03 valued at $1,310,645.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $61,314,283 and the aggregate gross unrealized depreciation is $4,247,727, resulting in net unrealized appreciation of $57,066,556.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999


ASSETS:
Investments in securities, at value
   (identified cost $237,697,740).................    $294,764,296
Cash .............................................       1,951,055
Receivable for:
     Investments sold ............................       9,895,868
     Dividends ...................................         151,419
     Shares of beneficial interest sold ..........         115,033
     Foreign withholding taxes reclaimed .........          50,487
Prepaid expenses and other assets ................          21,925
                                                      ------------
     TOTAL ASSETS ................................     306,950,083
                                                      ------------
LIABILITIES:
Payable for:
     Investments purchased .......................       6,711,157
     Shares of beneficial interest
        repurchased ..............................         431,323
     Investment management fee ...................         265,425
     Plan of distribution fee ....................         262,583
Accrued expenses and other payables ..............          78,932
                                                      ------------
     TOTAL LIABILITIES ...........................       7,749,420
                                                      ------------
     NET ASSETS ..................................    $299,200,663
                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................    $224,799,391
Net unrealized appreciation ......................      57,067,808
Accumulated net investment loss ..................         (39,563)
Accumulated undistributed net realized gain             17,373,027
                                                      ------------
     NET ASSETS ..................................    $299,200,663
                                                      ============
CLASS A SHARES:
Net Assets .......................................        $707,217
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................          52,800
     NET ASSET VALUE PER SHARE ...................          $13.39
                                                      ============
     MAXIMUM OFFERING PRICE PER SHARE,
        (net asset value plus 5.54% of net
        asset value) .............................          $14.13
                                                      ============
CLASS B SHARES:
Net Assets .......................................    $295,446,122
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................      22,432,249
     NET ASSET VALUE PER SHARE ...................          $13.17
                                                      ============
CLASS C SHARES:
Net Assets .......................................      $1,562,044
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................         118,546
     NET ASSET VALUE PER SHARE ...................          $13.18
                                                      ============
CLASS D SHARES:
Net Assets .......................................      $1,485,280
Shares Outstanding (unlimited authorized,
   $.01 par value) ...............................         110,380
     NET ASSET VALUE PER SHARE ...................          $13.46
                                                      ============

STATEMENT OF OPERATIONS
For the year ended July 31, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $56,068 foreign
   withholding tax) ...............................   $ 1,857,458
Interest ..........................................       579,517
                                                      -----------
     TOTAL INCOME .................................     2,436,975
                                                      -----------
EXPENSES
Investment management fee .........................     3,320,393
Plan of distribution fee (Class A shares) .........         1,354
Plan of distribution fee (Class B shares) .........     3,292,077
Plan of distribution fee (Class C shares) .........        10,873
Transfer agent fees and expenses ..................       575,858
Shareholder reports and notices ...................        91,283
Registration fees .................................        84,805
Professional fees .................................        63,906
Custodian fees ....................................        49,554
Trustees' fees and expenses .......................        19,020
Other .............................................         8,675
                                                      -----------
     TOTAL EXPENSES ...............................     7,517,798
                                                      -----------
     NET INVESTMENT LOSS ..........................    (5,080,823)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain/loss on:
     Investments ..................................    33,703,467
     Foreign exchange transactions ................          (188)
                                                      -----------
     NET GAIN .....................................    33,703,279
                                                      -----------
Net change in unrealized
   appreciation/depreciation on:
     Investments ..................................     1,018,963
     Translation of forward foreign currency
        contracts, other assets and liabilities
        denominated in foreign currencies .........         6,890
                                                      -----------
     NET APPRECIATION .............................     1,025,853
                                                      -----------
     NET GAIN .....................................    34,729,132
                                                      -----------
NET INCREASE ......................................   $29,648,309
                                                      ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                         FOR THE YEAR    FOR THE YEAR
                                                            ENDED            ENDED
                                                        JULY 31, 1999    JULY 31, 1998
                                                       --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................  $  (5,080,823)  $  (7,505,328)
Net realized gain ....................................     33,703,279     100,959,963
Net change in unrealized appreciation ................      1,025,853     (55,763,026)
                                                        -------------   -------------
   NET INCREASE ......................................     29,648,309      37,691,609
                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................       (130,161)         (7,675)
Class B shares .......................................    (77,763,028)    (29,731,527)
Class C shares .......................................       (209,238)        (13,129)
Class D shares .......................................       (255,944)         (1,158)
                                                        -------------   -------------
   TOTAL DISTRIBUTIONS ...............................    (78,358,371)    (29,753,489)
                                                        -------------   -------------
Net decrease from transactions in shares of beneficial
  interest ...........................................     (9,495,367)    (73,239,092)
                                                        -------------   -------------
   NET DECREASE ......................................    (58,205,429)    (65,300,972)
NET ASSETS:
Beginning of period ..................................    357,406,092     422,707,064
                                                        -------------   -------------
   END OF PERIOD
   (Including accumulated net investment losses of
   $39,563 and $36,149, respectively).................  $ 299,200,663   $ 357,406,092
                                                        =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Health Sciences Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities of companies in the health sciences industry throughout the world. The Fund was organized as a Massachusetts business trust on May 26, 1992 and commenced operations on October 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,500,579 at July 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $262, $510,447, and $2,103, respectively and received $9,271, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1999, aggregated $472,189,629 and $547,467,862, respectively.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $213,176 with DWR for portfolio transactions executed on behalf of the Fund. At July 31, 1999, the Fund's receivable for investments sold included unsettled trades with DWR of $3,731,144.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $37,760 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 1999, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $515,733.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,490. At July 31, 1999, the Fund had an accrued pension liability of $39,375 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At July 31, 1999, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                   FOR THE YEAR                       FOR THE YEAR
                                                      ENDED                              ENDED
                                                  JULY 31, 1999                      JULY 31, 1998
                                        ---------------------------------- ----------------------------------
                                             SHARES            AMOUNT            SHARES           AMOUNT
                                        ---------------- ----------------- ---------------- -----------------
CLASS A SHARES
Sold ..................................        424,913    $    6,073,934          152,175    $    2,404,229
Reinvestment of distributions .........          9,853           130,161              558             7,674
Redeemed ..............................       (398,961)       (5,796,005)        (136,405)       (2,170,034)
                                              --------    --------------         --------    --------------
Net increase -- Class A ...............         35,805           408,090           16,328           241,869
                                              --------    --------------         --------    --------------
CLASS B SHARES
Sold ..................................      7,959,920       112,709,190        6,622,726       102,936,128
Reinvestment of distributions .........      5,515,305        72,029,887        2,032,581        27,866,668
Redeemed ..............................    (14,392,068)     (196,123,403)     (13,300,594)     (205,944,607)
                                           -----------    --------------      -----------    --------------
Net decrease -- Class B ...............       (916,843)      (11,384,326)      (4,645,287)      (75,141,811)
                                           -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ..................................        137,139         1,870,790           36,728           575,630
Reinvestment of distributions .........         15,661           204,533              941            12,903
Redeemed ..............................        (66,135)         (874,166)          (7,117)         (111,331)
                                           -----------    --------------      -----------    --------------
Net increase -- Class C ...............         86,665         1,201,157           30,552           477,202
                                           -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ..................................        469,661         6,297,099          211,349         3,206,216
Reinvestment of distributions .........            279             3,702               83             1,142
Redeemed ..............................       (440,582)       (6,021,089)        (131,077)       (2,023,710)
                                           -----------    --------------      -----------    --------------
Net increase -- Class D ...............         29,358           279,712           80,355         1,183,648
                                           -----------    --------------      -----------    --------------
Net decrease in Fund ..................       (765,015)   $   (9,495,367)      (4,518,052)   $  (73,239,092)
                                           ===========    ==============      ===========    ==============

7. FEDERAL INCOME TAX STATUS

At July 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated net investment loss was credited $5,077,409.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                             ENDED              ENDED              THROUGH
                                                         JULY 31, 1999      JULY 31, 1998       JULY 31, 1997
                                                      ------------------   ---------------   ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $ 15.31          $ 15.10               $ 15.03
                                                           -------          -------               -------
Income (loss) from investment operations:
 Net investment loss ..............................          (0.10)           (0.18)                   --
 Net realized and unrealized gain .................           1.59             1.55                  0.07
                                                           -------          -------               -------
Total income from investment operations ...........           1.49             1.37                  0.07
                                                           -------          -------               -------
Less distributions from net realized gain .........          (3.41)           (1.16)                   --
                                                           -------          -------               -------
Net asset value, end of period ....................        $ 13.39          $ 15.31               $ 15.10
                                                           =======          =======               =======
TOTAL RETURN+ .....................................          10.03 %           9.94 %                0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.47 %(3)        1.51 %                1.57 %(2)
Net investment loss ...............................          (0.74)%(3)       (1.06)%               (0.55)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........           $707             $260                   $10
Portfolio turnover rate ...........................            148 %            139 %                  85 %

-------------
*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE YEAR ENDED JULY 31,
                                                ----------------------------------------------------------------------------------
                                                      1999++            1998++          1997*            1996            1995
                                                ------------------ --------------- --------------- --------------- ---------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..........            $15.22           $15.10          $14.97          $12.88          $ 9.32
                                                       ----------       ----------      ----------      ----------      ----------
Income (loss) from investment operations:
 Net investment loss ..........................             (0.21)           (0.31)          (0.31)          (0.26)          (0.24)
 Net realized and unrealized gain .............              1.57             1.59            1.39            3.44            3.80
                                                       ----------       ----------      ----------      ----------      ----------
Total income from investment operations .......              1.36             1.28            1.08            3.18            3.56
                                                       ----------       ----------      ----------      ----------      ----------
Less distributions from net realized gain .....             (3.41)           (1.16)          (0.95)          (1.09)             --
                                                       ----------       ----------      ----------      ----------      ----------
Net asset value, end of period ................            $13.17           $15.22          $15.10          $14.97          $12.88
                                                       ==========       ==========      ==========      ==========      ==========
TOTAL RETURN+ .................................              9.12 %           9.33 %          7.55 %         24.84 %         38.20 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................              2.27 %(1)        2.26 %          2.25 %          2.20 %          2.30 %
Net investment loss ...........................             (1.54)%(1)       (1.87)%         (2.08)%         (2.03)%         (2.05)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......          $295,446         $355,416        $422,667        $442,876        $273,735
Portfolio turnover rate .......................               148 %            139 %            85 %            63 %           145 %

-------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                             ENDED              ENDED              THROUGH
                                                         JULY 31, 1999      JULY 31, 1998       JULY 31, 1997
                                                      ------------------   ---------------   ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............          $15.23          $15.10                $15.03
                                                            -------         -------               -------
Income (loss) from investment operations:
 Net investment loss ..............................           (0.21)          (0.29)                  --
 Net realized and unrealized gain .................            1.57            1.58                  0.07
                                                            -------         -------               -------
Total income from investment operations ...........            1.36            1.29                  0.07
                                                            -------         -------               -------
Less distributions from net realized gain .........           (3.41)          (1.16)                  --
                                                            -------         -------               -------
Net asset value, end of period ....................          $13.18          $15.23                $15.10
                                                            =======         =======               =======
TOTAL RETURN+ .....................................            9.13 %          9.40 %                0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................            2.27 %(3)       2.27 %                2.31 %(2)
Net investment loss ...............................           (1.54)%(3)      (1.78)%               (1.28)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          $1,562            $485                   $20
Portfolio turnover rate ...........................             148 %           139 %                  85 %

-------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                             ENDED              ENDED              THROUGH
                                                         JULY 31, 1999      JULY 31, 1998       JULY 31, 1997
                                                      ------------------   ---------------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $15.35           $15.10               $15.03
                                                            -------          -------              -------
Income (loss) from investment operations:
 Net investment loss ..............................          (0.09)           (0.14)                 --
 Net realized and unrealized gain .................           1.61             1.55                 0.07
                                                            -------          -------              -------
Total income from investment operations ...........           1.52             1.41                 0.07
                                                            -------          -------              -------
Less distributions from net realized gain .........          (3.41)           (1.16)                 --
                                                            -------          -------              -------
Net asset value, end of period ....................         $13.46           $15.35               $15.10
                                                            =======          =======              =======
TOTAL RETURN+ .....................................          10.22 %          10.22 %               0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.27 %(3)        1.26 %               1.31 %(2)
Net investment loss ...............................          (0.54)%(3)       (0.79)%              (0.29)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $1,485           $1,244                   $10
Portfolio turnover rate ...........................            148 %            139 %                  85%

-------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST



In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Health Sciences Trust (the "Fund") at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 9, 1999

1999 FEDERAL TAX NOTICE (unaudited)
During the year ended July 31, 1999, the Fund paid to its shareholders $3.41 per share from long-term capital gains.